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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2006

FIVE STAR QUALITY CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)
Commission File No. 1-16817	04-3516029 (IRS Employer Identification No.)
400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)

Registrant's telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        This Current Report on Form 8-K/A amends and restates, in its entirety, Item 8.01 of our Current Report on Form 8-K dated October 11, 2006, or the October 2006 8-K, which we filed with the Securities and Exchange Commission to report (i) summary historical and pro forma financial data for the six months ended June 30, 2006, (ii) selected financial data for the years ended December 31, 2003, 2004 and 2005 and for the six months ended June 30, 2005 and 2006, (iii) consolidating subsidiary financial information related to us, our guarantor subsidiaries and our non-guarantor subsidiaries for the years ended December 31, 2003, 2004 and 2005 and for the six months ended June 30, 2005 and 2006 and (iv) unaudited pro forma financial information for the six months ended June 30, 2006. We are amending the consolidating subsidiary financial information related to us, our guarantor subsidiaries and our non-guarantor subsidiaries to reflect certain reclassifications with respect to our guarantor and non-guarantor subsidiaries. All of the other financial information set forth in the October 2006 8-K, as well as Item 9.01 of the October 2006 8-K, remains the same. These reclassifications do not affect our consolidated financial statements.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

        THIS CURRENT REPORT ON FORM 8-K/A CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO OUR INTENDED USE OF THE PROCEEDS FROM OUR ISSUANCE OF THE 3.75% CONVERTIBLE SENIOR NOTES DUE 2026. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

Summary historical, pro forma and selected financial data of the Company; consolidating subsidiary financial information.

Summary historical and pro forma financial data

        The following summary financial data related to our continuing operations has been derived from our historical financial statements for the six months ended June 30, 2006, and shows, for the period or date presented, our summary historical and our pro forma income statement and balance sheet data, giving effect to (1) our April 2006 offering of 11.5 million of our common shares, or the April 2006 equity offering; (2) the reduction in our management fees payable in respect of 10 Sunrise Senior Living Services, Inc., or SLS, management agreements that we terminated in June 2006; and (3) the October 2006 private placement of $80.0 million of our 3.75% convertible senior notes due 2026, or the convertible senior notes (assuming the initial purchasers over-allotment option is not exercised and not giving effect to conversion of the notes), as if these events had been completed as of the beginning of the period presented. The following data should be read in conjunction with, and is qualified in its entirety by reference to, our historical financial statements incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" contained therein, and our unaudited pro forma financial statements contained in this Current Report on Form 8-K. Our six month historical financial information contains normal recurring adjustments and is not necessarily indicative of results to be expected in a full year. Comparability of financial results from period to period is affected by acquisitions, closures and our termination of SLS management agreements. Pro forma financial information may not be reflective of what our financial results or financial position would have been had the April 2006 equity offering, the reduction in our management fees payable in respect of 10 SLS management agreements that we terminated in June 2006 and the October 2006 private placement of our convertible senior notes been completed as of the dates indicated in our pro forma financial statements. Our pro forma financial information does not give pro forma effect to certain transactions, including, without limitation, the eight senior living communities we began to operate in September and October 2006 and the two rehabilitation hospitals we began to operate in October 2006. You should not place undue reliance on our pro forma financial information.

	For the six months ended June 30, 2006
	Historical	Adjusted for April 2006 equity offering	Adjusted for April 2006 equity offering and 2006 Sunrise terminations	Adjusted for April 2006 equity offering, 2006 Sunrise terminations and convertible senior notes offering
	(amounts in thousands, except per share data)
Statement of Income Data
REVENUES:
Net revenues from residents	$365,398	$365,398	$365,398	$365,398
Pharmacy revenue	24,410	24,410	24,410	24,410

Total revenues	389,808	389,808	389,808	389,808
OPERATING EXPENSES:
Community level operating expenses	281,381	281,381	281,381	281,381
Termination payment to SLS	89,833	89,833	89,833	89,833
Pharmacy expenses	23,189	23,189	23,189	23,189
Management fee to SLS	6,392	6,392	3,059	3,059
Rent expense	52,563	52,563	52,563	52,563
General and administrative	14,635	14,635	14,635	14,635
Depreciation and amortization	4,561	4,561	4,561	4,561

Total operating expenses	472,554	472,554	469,221	469,221
Operating loss	(82,746)	(82,746)	(79,413)	(79,413)
Interest and other income	1,140	1,140	1,140	1,140
Interest expense	(1,633)	(1,633)	(1,633)	(3,294	)(1)

Loss from continuing operations before income taxes	(83,239)	(83,239)	(79,906)	(81,567)
Provision for income taxes	—	—	—	—

Loss from continuing operations	$(83,239)	$(83,239)	$(79,906)	$(81,567)

Weighted Average Shares Outstanding:
Basic	25,551	31,581	31,581	31,581
Fully Diluted	25,551	31,581	31,581	31,581

Basic and diluted income per share from continuing operations:
Basic	$(3.26)	$(2.64)	$(2.53)	$(2.58	)(2)
Fully Diluted	$(3.26)	$(2.64)	$(2.53)	$(2.58	)(2)
EBITDA
Loss from continuing operations	$(83,239)	$(83,239)	$(79,906)	$(81,567)
Add: income taxes	—	—	—	—
Add: depreciation and amortization	4,561	4,561	4,561	4,561
Add: interest expense	1,633	1,633	1,633	3,294
Less: interest and other income	(1,140)	(1,140)	(1,140)	(1,140)

EBITDA(3)	$(78,185)	$(78,185)	$(74,852)	$(74,852)

	As of June 30, 2006
	Actual	Adjusted for convertible senior notes offering
	(dollars in thousands)
Balance Sheet Data
Cash and cash equivalents	$23,576	$101,126
Total current assets	111,806	189,356
Total assets	252,334	332,334
Total current liabilities	83,889	83,889
Total long term liabilities	71,472	151,472

Total shareholders' equity	$96,973	$96,973

(1)
We have used an assumed interest rate of 4.0% per annum for the convertible senior notes.

(2)
The loss per share includes a loss of $(2.84) per share relating to the termination fees we incurred for the six months ended June 30, 2006 in connection with our termination of 10 SLS management agreements.

(3)
We consider earnings before interest, taxes, depreciation and amortization, or EBITDA, to be an indicative measure of our operating performance. We believe EBITDA is also useful in measuring our ability to service debt, fund capital expenditures and expand our business. Furthermore, we believe that EBITDA is a meaningful disclosure that may help shareholders to understand better our financial performance, including comparing our performance to other companies. However, EBITDA as presented may not be comparable to amounts calculated by other companies. This information should not be considered as an alternative to net income, income from continuing operations, operating profit, cash flow from operations, or any other operating or liquidity performance measure prescribed by accounting principles generally accepted in the United States. Other income excluded from EBITDA consists primarily of amortization of deferred gains.

Selected financial data

        The following table presents selected financial data related to our continuing operations which has been derived from our historical financial statements for the years ended December 31, 2003, 2004 and 2005, and for the six months ended June 30, 2005 and 2006, all of which have been adjusted to remove the operations of two skilled nursing home communities in the state of Connecticut that we classified as discontinued operations in June 2006. The following information should be read in connection with, and is qualified in its entirety by reference to, our consolidated financial statements and the notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2005 and from our Quarterly Reports on Form 10-Q for the three months ended March 31, 2006 and the six months ended June 30, 2006. The six month information contains normal recurring adjustments and is not necessarily indicative of the results that may be expected in a full year. Additionally, comparability of financial results from period to period is affected by acquisitions, closures and our termination of SLS management agreements. Accordingly, you should not place undue reliance on our historical financial information.

	Year ended December 31,			Six months ended June 30,
	2003	2004	2005	2005	2006
	(amounts in thousands, except per share data)
Revenues:
Net revenues from residents	$543,610	$584,615	$700,891	$340,795	$365,398
Pharmacy revenue	1,770	13,209	33,476	12,356	24,410

Total revenues	545,380	597,824	734,367	353,151	389,808
Operating expenses:
Community level operating expenses	434,530	455,755	537,062	260,061	281,381
Pharmacy expenses	1,666	12,093	32,167	11,451	23,189
Management fee to SLS	17,272	19,293	21,256	11,240	6,392
Termination expense for certain SLS management agreements	—	—	86,286	—	89,833
Rent expense	76,962	82,453	98,890	48,460	52,563
General and administrative	15,892	18,473	26,559	12,702	14,635
Depreciation and amortization	3,201	3,371	7,113	3,384	4,561
Impairment of assets	—	—	2,333	—	—

Total operating expenses	549,523	591,438	811,666	347,298	472,554
Operating (loss) income	(4,143)	6,386	(77,299)	5,853	(82,746)
Interest and other income	503	1,666	1,543	566	1,140
Interest expense	(1,439)	(1,172)	(3,741)	(1,860)	(1,633)

(Loss) income from continuing operations before income taxes	(5,079)	6,880	(79,497)	4,559	(83,239)
Provision for income taxes	—	(120)	—	(73)	—

(Loss) income from continuing operations	$(5,079)	$6,760	$(79,497)	$4,486	$(83,239)

Weighted average shares outstanding	8,482	8,716	14,879	12,219	25,551

Basic and diluted (loss) income per share from:
Continuing operations	$(0.60)	$0.78	$(5.34)	$0.37	$(3.26)

(Loss) income from continuing operations	$(5,079)	$6,760	$(79,497)	$4,486	$(83,239)
Add: income taxes	—	120	—	73	—
Add: depreciation and amortization	3,201	3,371	7,113	3,384	4,561
Add: interest expense	1,439	1,172	3,741	1,860	1,633
Less: interest and other income	(503)	(1,666)	(1,543)	(566)	(1,140)

EBITDA	$(942)	$9,757	$(70,186)	$9,237	$(78,185)

        Consolidating financial information related to the Company, its guarantor subsidiaries and non-guarantor subsidiaries as of June 30, 2006 and 2005 are reflected below.

Unaudited Condensed Consolidating Statement of Operations
For the six months ended June 30, 2006
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$163,152	$202,246	$—	$365,398
Pharmacy revenue	—	—	24,410	—	24,410

Total revenues	—	163,152	226,656	—	389,808
OPERATING EXPENSES:
Wages and benefits	—	69,435	117,526	—	186,961
Other operating expenses	—	47,203	47,217	—	94,420
Termination payment to SLS	—	89,833	—	—	89,833
Pharmacy expenses	—	—	23,189	—	23,189
Management fee to SLS	—	6,392	—	—	6,392
Rent expense	—	32,240	20,323	—	52,563
General and administrative	—	4,241	10,394	—	14,635
Depreciation and amortization	—	1,964	2,597	—	4,561

Total operating expenses	—	251,308	221,246	—	472,554
Operating (loss) income	—	(88,156)	5,410	—	(82,746)
Interest and other income	—	142	998	—	1,140
Interest expense	—	(3)	(1,630)	—	(1,633)
Equity in earnings of subsidiaries	(85,532)	—	—	85,532	—

(Loss) income from continuing operations before income taxes	(85,532)	(88,017)	4,778	85,532	(83,239)
Provision for income taxes	—	—	—	—	—

(Loss) income from continuing operations	(85,532)	(88,017)	4,778	85,532	(83,239)
Loss from discontinued operations	—	(94)	(2,199)	—	(2,293)

Net (loss) income	$(85,532)	$(88,111)	$2,579	$85,532	$(85,532)

Unaudited Condensed Consolidating Statement of Operations
For the six months ended June 30, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$156,454	$184,341	$—	$340,795
Pharmacy revenue	—	—	12,356	—	12,356

Total revenues	—	156,454	196,697	—	353,151
OPERATING EXPENSES:
Wages and benefits	—	65,697	108,629	—	174,326
Other operating expenses	—	42,815	42,920	—	85,735
Pharmacy expenses	—	—	11,451	—	11,451
Management fee to SLS	—	11,240	—	—	11,240
Rent expense	—	32,201	16,259	—	48,460
General and administrative	—	—	12,702	—	12,702
Depreciation and amortization	—	1,246	2,138	—	3,384

Total operating expenses	—	153,199	194,099	—	347,298
Operating income	—	3,255	2,598	—	5,853
Interest and other income	—	114	452	—	566
Interest expense	—	—	(1,860)	—	(1,860)
Equity in earnings of subsidiaries	2,420	—	—	(2,420)	—

Income (loss) from continuing operations before income taxes	2,420	3,369	1,190	(2,420)	4,559
Provision for income taxes	—	—	(73)	—	(73)

Income (loss) from continuing operations	2,420	3,369	1,117	(2,420)	4,486
Loss from discontinued operations	—	(71)	(1,995)	—	(2,066)

Net income (loss)	$2,420	$3,298	$(878)	$(2,420)	$2,420

Unaudited Condensed Consolidating Balance Sheet
As of June 30, 2006
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
ASSETS
Current Assets
Cash	$—	$2,499	$21,077	$—	$23,576
Accounts receivable, net	—	13,892	32,448	—	46,340
Prepaid expenses and other current assets	—	3,309	38,581	—	41,890

Total current assets	—	19,700	92,106	—	111,806
Property and equipment, net	—	19,820	82,230	—	102,050
Investment in subsidiary and long term recievable from (to) subsidiaries	200	—	200	(400)	—
Restricted cash	—	—	13,697	—	13,697
Intercompany	227,808	—	—	(227,808)	—
Mortgage notes receivable	—	—	3,725	—	3,725
Goodwill	—	—	16,901	—	16,901
Other long term assets	—	402	3,753	—	4,155

Total assets	$228,008	$39,922	$212,612	$(228,208)	$252,334

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and other current liabilities	$—	$27,898	$55,365	$—	$83,263
Current mortgage notes payable	—	—	626	—	626

Total current liabilities	—	27,898	55,991	—	83,889
Long term liabilities:
Mortgage notes payable	—	—	44,423	—	44,423
Notes payable to related parties	200	—	—	(200)	—
Other long term liabilities	—	7,128	19,921	—	27,049

Total long term liabilities	200	7,128	64,344	(200)	71,472
Total shareholders' equity	227,808	4,896	92,277	(228,008)	96,973

Total liabilities and shareholders' equity	$228,008	$39,922	$212,612	$(228,208)	$252,334

Unaudited Condensed Consolidating Balance Sheet
As of June 30, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
ASSETS
Current Assets
Cash	$—	$12,698	$6,006	$—	$18,704
Accounts receivable, net	—	11,937	27,315	—	39,252
Prepaid expenses and other current assets	—	10,395	16,309	—	26,704

Total current assets	—	35,030	49,630	—	84,660
Property and equipment, net	—	13,858	133,303	—	147,161
Investment in subsidiary and long term recievable from (to) subsidiaries	200	—	200	(400)	—
Restricted cash	—	—	16,631	—	16,631
Intercompany	56,654	—	—	(56,654)	—
Mortgage notes receivable	—	—	6,036	—	6,036
Goodwill	—	—	16,746	—	16,746
Other long term assets	—	402	(402)	—	—

Total assets	$56,854	$49,290	$222,144	$(57,054)	$271,234

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and other current liabilities	$—	$32,403	$41,015	$—	$73,418
Current mortgage notes payable	—	—	6,051	—	6,051

Total current liabilities	—	32,403	47,066	—	79,469
Long term liabilities:
Mortgage notes payable	—	—	69,056	—	69,056
Notes payable to related parties	200	—	—	(200)	—
Other long term liabilities	—	6,770	17,345	—	24,115

Total long term liabilities	200	6,770	86,401	(200)	93,171
Total shareholders' equity	56,654	10,117	88,677	(56,854)	98,594

Total liabilities and shareholders' equity	$56,854	$49,290	$222,144	$(57,054)	$271,234

Unaudited Condensed Consolidating Cash Flow Statement
For the six months ended June 30, 2006
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net (loss) income	$(85,532)	$(88,111)	$2,579	$85,532	$(85,532)
Undistributed equity in earnings of subsidiaries	85,532	—	—	(85,532)	—
Adjustments to reconcile net (loss) income to cash provided by (used in) operating activities, net	—	84,949	(91,142)	—	(6,193)

Net cash used in operating activities	—	(3,162)	(88,563)	—	(91,725)
Cash Flows from investing activities:
Capital expenditures	—	(8,323)	(15,263)	—	(23,586)
Proceeds from the sale of property and equipment	—	5,746	5,331	—	11,077
Other, net	—	1,012	(3,710)	—	(2,698)

Net cash used in investing activities	—	(1,565)	(13,642)	—	(15,207)
Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	114,059	—	114,059
Change in borrowings, net	—	—	(280)	—	(280)
Other, net	—	—	—	—	—

Net cash provided by financing activities	—	—	113,779	—	113,779
Change in cash and cash equivalents	—	(4,727)	11,574	—	6,847
Cash and cash equivalents at beginning of period	—	7,226	9,503	—	16,729

Cash and cash equivalents at end of period	$—	$2,499	$21,077	$—	$23,576

Unaudited Condensed Consolidating Cash Flow Statement
For the six months ended June 30, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net income (loss)	$2,420	$3,298	$(878)	$(2,420)	$2,420
Undistributed equity in earnings of subsidiaries	(2,420)	—	—	2,420	—
Adjustments to reconcile net income (loss) to cash provided by operating activities, net	—	3,666	12,687	—	16,353

Net cash provided by operating activities	—	6,964	11,809	—	18,773
Cash Flows from investing activities:
Capital expenditures	—	(7,012)	(79,802)	—	(86,814)
Proceeds from the sale of property and equipment	—	3,988	25,574	—	29,562
Other, net	—	371	(6,656)	—	(6,285)

Net cash used in investing activities	—	(2,653)	(60,884)	—	(63,537)
Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	—	—	—
Change in borrowings, net	—	—	32,526	—	32,526
Other, net	—	—	—	—	—

Net cash provided by financing activities	—	—	32,526	—	32,526
Change in cash and cash equivalents	—	4,311	(16,549)	—	(12,238)
Cash and cash equivalents at beginning of period	—	8,387	22,555	—	30,942

Cash and cash equivalents at end of period	$—	$12,698	$6,006	$—	$18,704

        Consolidating financial information related to the Company, its guarantor subsidiaries and non-guarantor subsidiaries as of December 31, 2005, 2004 and 2003 are reflected below.

Unaudited Condensed Consolidating Statement of Operations
For the year ended December 31, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$314,764	$386,127	$—	$700,891
Pharmacy revenue	—	—	33,476	—	33,476

Total revenues	—	314,764	419,603	—	734,367
OPERATING EXPENSES:
Wages and benefits	—	133,150	223,217	—	356,367
Other operating expenses	—	90,382	90,313	—	180,695
Termination payment to SLS	—	86,286	—	—	86,286
Pharmacy expenses	—	—	32,167	—	32,167
Management fee to SLS	—	21,256	—	—	21,256
Rent expense	—	64,556	34,334	—	98,890
General and administrative	—	—	26,559	—	26,559
Depreciation and amortization	—	2,552	4,561	—	7,113
Impairment of assets	—	—	2,333	—	2,333

Total operating expenses	—	398,182	413,484	—	811,666
Operating (loss) income	—	(83,418)	6,119	—	(77,299)
Interest and other income	—	308	1,235	—	1,543
Interest expense	—	—	(3,741)	—	(3,741)
Equity in earnings of subsidiaries	(84,159)	—	—	84,159	—

(Loss) income from continuing operations before income taxes	(84,159)	(83,110)	3,613	84,159	(79,497)
Provision for income taxes	—	—	—	—	—

(Loss) income from continuing operations	(84,159)	(83,110)	3,613	84,159	(79,497)
Loss from discontinued operations	—	(272)	(4,390)	—	(4,662)

Net (loss) income	$(84,159)	$(83,382)	$(777)	$84,159	$(84,159)

Unaudited Condensed Consolidating Statement of Operations
For the year ended December 31, 2004
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$301,550	$283,065	$—	$584,615
Pharmacy revenue	—	—	13,209	—	13,209

Total revenues	—	301,550	296,274	—	597,824
OPERATING EXPENSES:
Wages and benefits	—	126,868	175,414	—	302,282
Other operating expenses	—	88,338	65,135	—	153,473
Pharmacy expenses	—	—	12,093	—	12,093
Management fee to SLS	—	19,293	—	—	19,293
Rent expense	—	64,023	18,430	—	82,453
General and administrative	—	—	18,473	—	18,473
Depreciation and amortization	—	1,245	2,126	—	3,371

Total operating expenses	—	299,767	291,671	—	591,438
Operating income	—	1,783	4,603	—	6,386
Interest and other income	—	110	1,556	—	1,666
Interest expense	—	—	(1,172)	—	(1,172)
Equity in earnings of subsidiaries	3,291	—	—	(3,291)	—

Income (loss) from continuing operations before income taxes	3,291	1,893	4,987	(3,291)	6,880
Provision for income taxes	—	—	(120)	—	(120)

Income (loss) from continuing operations	3,291	1,893	4,867	(3,291)	6,760
Loss from discontinued operations	—	(692)	(2,777)	—	(3,469)

Net income (loss)	$3,291	$1,201	$2,090	$(3,291)	$3,291

Unaudited Condensed Consolidating Statement of Operations
For the year ended December 31, 2003
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$292,165	$251,445	$—	$543,610
Pharmacy revenue	—	—	1,770	—	1,770

Total revenues	—	292,165	253,215	—	545,380
OPERATING EXPENSES:
Wages and benefits	—	126,177	165,457	—	291,634
Other operating expenses	—	86,464	56,432	—	142,896
Pharmacy expenses	—	—	1,666	—	1,666
Management fee to SLS	—	17,272	—	—	17,272
Rent expense	—	63,728	13,234	—	76,962
General and administrative	—	—	15,892	—	15,892
Depreciation and amortization	—	416	2,785	—	3,201

Total operating expenses	—	294,057	255,466	—	549,523
Operating loss	—	(1,892)	(2,251)	—	(4,143)
Interest and other income	—	75	428	—	503
Interest expense	—	—	(1,439)	—	(1,439)
Equity in earnings of subsidiaries	(7,939)	—	—	7,939	—

(Loss) income from continuing operations before income taxes	(7,939)	(1,817)	(3,262)	7,939	(5,079)
Provision for income taxes	—	—	—	—	—

(Loss) income from continuing operations	(7,939)	(1,817)	(3,262)	7,939	(5,079)
Loss from discontinued operations	—	(803)	(2,057)	—	(2,860)

Net (loss) income	$(7,939)	$(2,620)	$(5,319)	$7,939	$(7,939)

Unaudited Condensed Consolidating Balance Sheet
As of December 31, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
ASSETS
Current assets
Cash	$—	$7,226	$9,503	$—	$16,729
Accounts receivable, net	—	15,535	30,589	—	46,124
Prepaid expenses and other current assets	—	9,485	22,542	—	32,027

Total current assets	—	32,246	62,634	—	94,880
Property and equipment, net	—	19,200	77,543	—	96,743
Investment in subsidiary and long term recievable from (to) subsidiaries	200	—	200	(400)	—
Restricted cash	—	—	12,957	—	12,957
Intercompany	113,749	—	—	(113,749)	—
Mortgage notes receivable	—	—	5,971	—	5,971
Goodwill	—	—	14,059	—	14,059
Other long term assets	—	402	3,928	—	4,330

Total assets	$113,949	$51,848	$177,292	$(114,149)	$228,940

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and other current liabilities	$—	$32,103	$57,239	$—	$89,342
Current mortgage notes payable	—	—	626	—	626

Total current liabilities	—	32,103	57,865	—	89,968
Long term liabilities:
Mortgage notes payable	—	—	44,703	—	44,703
Notes payable to related parties	200	—	—	(200)	—
Other long term liabilities	—	7,086	18,379	—	25,465

Total long term liabilities	200	7,086	63,082	(200)	70,168
Total shareholders' equity	113,749	12,659	56,345	(113,949)	68,804

Total liabilities and shareholders' equity	$113,949	$51,848	$177,292	$(114,149)	$228,940

Unaudited Condensed Consolidating Balance Sheet
As of December 31, 2004
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
ASSETS
Current assets
Cash	$—	$8,387	$22,555	$—	$30,942
Accounts receivable, net	—	10,892	25,850	—	36,742
Prepaid expenses and other current assets	—	11,191	16,783	—	27,974

Total current assets	—	30,470	65,188	—	95,658
Property and equipment, net	—	12,085	83,104	—	95,189
Investment in subsidiary and long term recievable from (to) subsidiaries	200	—	200	(400)	—
Restricted cash	—	—	10,749	—	10,749
Intercompany	56,551	—	—	(56,551)	—
Mortgage notes receivable	—	—	6,099	—	6,099
Goodwill	—	—	11,548	—	11,548
Other long term assets	—	402	3,340	—	3,742

Total assets	$56,751	$42,957	$180,228	$(56,951)	$222,985

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and other current liabilities	$—	$28,033	$38,402	$—	$66,435
Current mortgage notes payable	—	—	463	—	463

Total current liabilities	—	28,033	38,865	—	66,898
Long term liabilities:
Mortgage notes payable	—	—	42,118	—	42,118
Notes payable to related parties	200	—	—	(200)	—
Other long term liabilities	—	6,191	11,874	—	18,065

Total long term liabilities	200	6,191	53,992	(200)	60,183
Total shareholders' equity	56,551	8,733	87,371	(56,751)	95,904

Total liabilities and shareholders' equity	$56,751	$42,957	$180,228	$(56,951)	$222,985

Unaudited Condensed Consolidating Cash Flow Statement
For the year ended December 31, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net (loss) income	$(84,159)	$(83,382)	$(777)	$84,159	$(84,159)
Undistributed equity in earnings of subsidiaries	84,159	—	—	(84,159)	—
Adjustments to reconcile net (loss) income to cash provided by (used in) operating activities, net	—	93,244	(65,962)	—	27,282

Net cash provided by (used in) operating activities	—	9,862	(66,739)	—	(56,877)
Cash Flows from investing activities:
Capital expenditures	—	(20,392)	(89,962)	—	(110,354)
Proceeds from the sale of property and equipment	—	7,769	88,379	—	96,148
Other, net	—	1,600	(4,091)	—	(2,491)

Net cash used in investing activities	—	(11,023)	(5,674)	—	(16,697)
Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	56,613	—	56,613
Change in borrowings, net	—	—	2,748	—	2,748
Other, net	—	—	—	—	—

Net cash provided by financing activities	—	—	59,361	—	59,361
Change in cash and cash equivalents	—	(1,161)	(13,052)	—	(14,213)
Cash and cash equivalents at beginning of period	—	8,387	22,555	—	30,942

Cash and cash equivalents at end of period	$—	$7,226	$9,503	$—	$16,729

Unaudited Condensed Consolidating Cash Flow Statement
For the year ended December 31, 2004
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net income (loss)	$3,291	$1,201	$2,090	$(3,291)	$3,291
Undistributed equity in earnings of subsidiaries	(3,291)	—	—	3,291	—
Adjustments to reconcile net income (loss) to cash (used in) provided by operating activities, net	—	(4,276)	627	—	(3,649)

Net cash (used in) provided by operating activities	—	(3,075)	2,717	—	(358)
Cash Flows from investing activities:
Capital expenditures	—	(12,269)	(130,192)	—	(142,461)
Proceeds from the sale of property and equipment	—	5,746	126,393	—	132,139
Other, net	—	4,679	(2,901)	—	1,778

Net cash used in investing activities	—	(1,844)	(6,700)	—	(8,544)
Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	27,685	—	27,685
Change in borrowings, net	—	—	(5,452)	—	(5,452)
Other, net	—	—	—	—	—

Net cash provided by financing activities	—	—	22,233	—	22,233
Change in cash and cash equivalents	—	(4,919)	18,250	—	13,331
Cash and cash equivalents at beginning of period	—	13,306	4,305	—	17,611

Cash and cash equivalents at end of period	$—	$8,387	$22,555	$—	$30,942

Unaudited Condensed Consolidating Cash Flow Statement
For the year ended December 31, 2003
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net (loss) income	$(7,939)	$(2,620)	$(5,319)	$7,939	$(7,939)
Undistributed equity in earnings of subsidiaries	7,939	—	—	(7,939)	—
Adjustments to reconcile net (loss) income to cash provided by (used in) operating activities, net	—	23,843	3,008	—	26,851

Net cash provided by (used in) operating activities	—	21,223	(2,311)	—	18,912
Cash Flows from investing activities:
Capital expenditures	—	(7,753)	(11,134)	—	(18,887)
Proceeds from the sale of property and equipment	—	2,750	24,335	—	27,085
Other, net	—	(5,568)	(8,514)	—	(14,082)

Net cash (used in) provided by investing activities	—	(10,571)	4,687	—	(5,884)
Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	—	—	—
Change in borrowings, net	—	—	(5,687)	—	(5,687)
Other, net	—	—	—	—	—

Net cash used in financing activities	—	—	(5,687)	—	(5,687)
Change in cash and cash equivalents	—	10,652	(3,311)	—	7,341
Cash and cash equivalents at beginning of period	—	2,654	7,616	—	10,270

Cash and cash equivalents at end of period	$—	$13,306	$4,305	$—	$17,611

Five Star Quality Care, Inc.

UNAUDITED PRO FORMA FINANCIAL INFORMATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2006
(dollars in thousands)

	Historical	Adjustments for convertible senior notes offering		Adjusted for convertible senior notes offering
ASSETS
Current assets
Cash and cash equivalents	$23,576	$77,550	(A)	$101,126
Accounts receivable, net	46,340	—		46,340
Prepaid expenses and other current assets	41,890	—		41,890

Total current assets	111,806	77,550		189,356
Property and equipment, net	102,050	—		102,050
Restricted cash	13,697	—		13,697
Mortgage notes receivable	3,725	—		3,725
Goodwill	16,901	—		16,901
Other long term assets	4,155	2,450	(B)	6,605

Total assets	$252,334	$80,000		$332,334

LIABILITIES AND SHAREHOLDERS' EQUITY
Total current liabilities	$83,889	$—		$83,889
Mortgage notes payable	44,423	—		44,423
% Convertible Senior Notes due 2026	—	80,000	(C)	80,000
Other long term liabilities	27,049	—		27,049

Total liabilities	155,361	80,000		235,361
Total shareholders' equity	96,973	—		96,973

Total liabilities and shareholders' equity	$252,334	$80,000		$332,334

Five Star Quality Care, Inc.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
For the six months ended June 30, 2006
(dollars in thousands)

	Historical	Adjustments for April 2006 equity offering		Adjusted for April 2006 equity offering	Adjustments for 2006 Sunrise termination		Adjusted for April 2006 equity offering and 2006 Sunrise termination	Adjustments for convertible senior note offering		Adjusted for April 2006 equity offering, 2006 Sunrise termination and convertible senior note offering
REVENUES:
Net revenues from residents	$365,398	$—		$365,398	$—		$365,398	$—		$365,398
Pharmacy revenue	24,410	—		24,410	—		24,410	—		24,410

Total revenues	389,808	—		389,808	—		389,808	—		389,808
OPERATING EXPENSES:
Property level operating expenses	281,381	—		281,381	—		281,381	—		281,381
Termination payment to SLS	89,833	—		89,833	—		89,833	—		89,833
Pharmacy expenses	23,189	—		23,189	—		23,189	—		23,189
Management fee to SLS	6,392	—		6,392	(3,333	)(E)	3,059	—		3,059
Rent expense	52,563	—		52,563	—		52,563	—		52,563
General and administrative	14,635	—		14,635	—		14,635	—		14,635
Depreciation and amortization	4,561	—		4,561	—		4,561	—		4,561

Total operating expenses	472,554	—		472,554	(3,333)		469,221	—		469,221
Operating (loss) income	(82,746)	—		(82,746)	3,333		(79,413)	—		(79,413)
Interest and other income	1,140	—		1,140	—		1,140	—		1,140
Interest expense	(1,633)	—		(1,633)	—		(1,633)	(1,661	)(F)	(3,294)

(Loss) income from continuing operations before income taxes	(83,239)	—		(83,239)	3,333		(79,906)	(1,661)		(81,567)

Provision for income taxes	—	—		—	—		—	—		—
(Loss) income from continuing operations	$(83,239)	$—		$(83,239)	$3,333		$(79,906)	$(1,661)		$(81,567)

Weighted Average Shares Outstanding:
Basic	25,551	6,030	(D)	31,581	—		31,581	—		31,581
Fully Diluted	25,551	6,030		31,581	—		31,581	—		31,581
Basic and diluted loss per share from:
Basic	$(3.26)			$(2.64)			$(2.53)			$(2.58)

Fully Diluted	$(3.26)			$(2.64)			$(2.53)			$(2.58)

Five Star Quality Care, Inc.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(amounts in thousands, except share and per share amounts)

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        The unaudited pro forma consolidated balance sheet as of June 30, 2006, presents the consolidated financial position of Five Star as if our October 2006 private placement of our convertible senior notes had been completed as of June 30, 2006, as described in the notes thereto. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2006, presents the consolidated results of operations of Five Star as if (1) our April 2006 equity offering; (2) the reduction in our management fees payable in respect of 10 SLS management agreements that we terminated in June 2006; and (3) our October 2006 private placement of our convertible senior notes (assuming the initial purchasers' over-allotment option is not exercised and not giving effect to the conversion of the notes), had been completed as of January 1, 2006, as described in the notes thereto.

        These unaudited pro forma consolidated financial statements do not represent our consolidated financial condition or results of operations for any future date or period. Actual future results may be materially different from pro forma results. Differences could arise from many factors, including, but not limited to, those set forth under "Warning concerning forward looking statements." These unaudited pro forma consolidated financial statements should be read in conjunction with our historical financial statements incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" contained therein. These unaudited pro forma consolidated financial statements do not give pro forma effect to certain transactions, including, without limitation, the eight senior living communities we began to operate in September and October 2006 and the two rehabilitation hospitals we began to operate in October 2006.

Pro forma consolidated balance sheet as of June 30, 2006 adjustments

A.
Represents the proceeds we received from our October 2006 private placement of our convertible senior notes as follows:

Convertible senior notes issued	$80,000
Initial purchasers discount and commissions and other offering costs, estimated	2,450

Net proceeds	$77,550

B.
Represents deferred finance costs we expect to incur as a result of our October 2006 private placement of our convertible senior notes. Amounts represent estimated initial purchasers discount and commissions and other offering costs which will be amortized over the expected term of the convertible senior notes.

C.
Represents the principal amount of the convertible senior notes.

Pro forma consolidated statement of operations for the six months ended June 30, 2006 adjustments

D.
Represents our issuance of common shares in our April 2006 equity offering. The adjustment has been weighted to reflect shares actually outstanding as of June 30, 2006.

E.
Represents the elimination of the contractual management fee with SLS. In connection with the termination of 10 management agreements with SLS, we will no longer be required to make these payments.

F.
Represents the interest expense we will incur on the convertible senior notes, as well as amortization of deferred finance fees. The adjustment is calculated as follows:

Interest expense for six months on the $80,000 of convertible senior notes at an assumed rate of 4.0% per annum	(1,600)
Amortization of deferred finance fees (see Note B) for six months. Deferred finance costs amortized over expected term of the convertible senior notes, or 20 years	(61)

Total adjustment	$(1,661)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.
	BY:	/S/ BRUCE J. MACKEY JR. Name: Bruce J. Mackey Jr. Title: Treasurer and Chief Financial Officer
Date: November 22, 2006

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Five Star Quality Care, Inc. UNAUDITED PRO FORMA FINANCIAL INFORMATION UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET As of June 30, 2006 (dollars in thousands)
Five Star Quality Care, Inc. UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT For the six months ended June 30, 2006 (dollars in thousands)
SIGNATURES